Exhibit 99.2

Dycom Industries, Inc.
Non-GAAP Reconciliations

Investor Presentation
September 2019

Explanation of Non-GAAP Financial Measures

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In the Company’s quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, it also reports Non-GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. The Company believes that the presentation of certain Non-GAAP financial measures provides information that is useful to investors because it allows for a more direct comparison of the Company’s performance for the period reported with the Company’s performance in prior periods. The Company cautions that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Management defines the Non-GAAP financial measures used in this release as follows:

•
Non-GAAP Organic Contract Revenues - contract revenues from businesses that are included for the entire period in both the current and prior year periods, excluding contract revenues from storm restoration services. Non-GAAP Organic Contract Revenue growth (decline) is calculated as the percentage change in Non-GAAP Organic Contract Revenues over those of the comparable prior year periods. Management believes organic growth (decline) is a helpful measure for comparing the Company’s revenue performance with prior periods.

•
Non-GAAP Adjusted EBITDA - net income (loss) before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, loss on debt extinguishment, and certain non-recurring items. Management believes Non-GAAP Adjusted EBITDA is a helpful measure for comparing the Company’s operating performance with prior periods as well as with the performance of other companies with different capital structures or tax rates.

•
Non-GAAP Adjusted Net Income - GAAP net income (loss) before loss on debt extinguishment, the non-cash amortization of the debt discount and the related tax impact, certain tax impacts resulting from vesting and exercise of share-based awards, and certain non-recurring items.

•
Non-GAAP Adjusted Diluted Earnings per Common Share and Non-GAAP Adjusted Diluted Shares - Non-GAAP Adjusted Net Income divided by Non-GAAP Adjusted Diluted Shares outstanding. The Company has a hedge in effect to offset the economic dilution of additional shares that would be issued in connection with the conversion of the Company’s 0.75% convertible senior notes due September 2021 (the “Notes”) up to an average quarterly share price of $130.43. The measure of Non-GAAP Adjusted Diluted shares used in computing Non-GAAP Adjusted Diluted Earnings per Common Share excludes dilution from the Notes. Management believes that the calculation of Non-GAAP Adjusted Diluted shares to reflect the hedge will be useful to investors because it provides insight into the offsetting economic effect of the hedge against potential conversion of the Notes.

Management excludes or adjusts each of the items identified below from Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings per Common Share:

•
Non-cash amortization of debt discount on Notes - The Company’s Notes were allocated between debt and equity components. The difference between the principal amount and the carrying amount of the liability component of the Notes represents a debt discount. The debt discount is being amortized over the term of the Notes but does not result in periodic cash interest payments. The Company has excluded the non-cash amortization of the debt discount from its Non-GAAP financial measures because it believes it is useful to analyze the component of interest expense for the Notes that will be paid in cash. The exclusion of the non-cash amortization from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing financial results.

•
Acquisition transaction related costs – The Company incurred costs of approximately $0.7 million in connection with an acquisition during the fourth quarter of fiscal 2016. The exclusion of the acquisition transaction related costs from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing financial results.

•
Loss on debt extinguishment – The Company incurred a pre-tax charge of approximately $16.3 million for early extinguishment of debt in connection with the redemption of its 7.125% senior subordinated notes during the first quarter of fiscal 2016. Management believes excluding the loss on debt extinguishment from the Company’s Non-GAAP financial measures assists investors’ overall understanding of the Company’s current financial performance. The Company believes this type of charge is not indicative of it core operating results. The exclusion of the loss on debt extinguishment from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing the current and historical financial results.

•
Non-cash charge for accounts receivable and contract assets - During the quarter ended January 26, 2019, the Company recognized a pre-tax non-cash charge for accounts receivable and contract assets of $17.2 million related to balances owed from a customer. On February 25, 2019, this customer filed a voluntary petition for reorganization. The Company excludes the impact of this non-cash charge for accounts receivable and contract assets from its Non-GAAP financial measures because the Company believes it is not indicative of its underlying results or ongoing operations.

•
Impact on stock-based compensation expense from non-cash charge for accounts receivable and contract assets - The Company excludes the impact on stock-based compensation expense from the non-cash charge for accounts receivable and contract assets from its Non-GAAP financial measures because the Company believes it is not indicative of its underlying results or ongoing operations.

•
Recovery of previously reserved accounts receivable and contract assets - During the quarter ended April 27, 2019, the Company recognized $10.3 million of pre-tax income from the recovery of previously reserved accounts receivable and contract assets in the first quarter based on collections from a customer. The Company excludes the impact of this recovery from its Non-GAAP financial measures because the Company believes it is not indicative of its underlying results.

•
Q1-20 charge for warranty costs - During the quarter ended April 27, 2019, the Company recorded an $8.2 million pre-tax charge for estimated warranty costs for work performed for a customer in prior periods. The Company excludes the impact of this charge from its Non-GAAP financial measures because the Company believes it is not indicative of its underlying results in the current period.

•
Tax impact from Tax Reform - During the quarter ended January 27, 2018, the Company recognized an income tax benefit of approximately $32.2 million resulting from the Tax Cuts and Jobs Act of 2017 (“Tax Reform”), primarily due to a reduction of net deferred tax liabilities. The Company has excluded this impact because it is a significant change in the U.S. federal corporate tax rate and because the Company believes it is not indicative of the Company’s underlying results or ongoing operations.

•
Tax impact of previous tax year filing - During the quarter ended July 27, 2019, the Company recognized an income tax expense of $1.1 million on a previous tax year filing. The Company has excluded this impact because the Company believes it is not indicative of the Company’s underlying results or ongoing operations.

•
Tax impact of the vesting and exercise of share-based awards - The Company excludes certain tax impacts resulting from the vesting and exercise of share-based awards as these amounts may vary significantly from period to period. Excluding these amounts from the Company’s Non-GAAP financial measures provides management with a more consistent measure for assessing financial results.

•
Tax impact of pre-tax adjustments - The tax impact of pre-tax adjustments reflects the Company’s estimated tax impact of specific adjustments and the effective tax rate used for financial planning for the applicable period.

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

Quarterly Non-GAAP Organic Contract Revenues
Unaudited
(Dollars in millions)

	Contract Revenues - GAAP	Revenues from acquired businesses[1]	Revenues from storm restoration services	Non-GAAP - Organic Revenues	Growth (Decline)%
Quarter Ended					GAAP %	Non-GAAP - Organic %
July 27, 2019 (Q2-20)	$884.2	$—	$—	$884.2	10.6%	11.1%
July 28, 2018 (Q2-19)	$799.5	$—	$(3.8)	$795.7

April 27, 2019 (Q1-20)	$833.7	$(6.1)	$(4.7)	$822.9	14.0%	15.8%
April 28, 2018 (Q1-19)	$731.4	$(5.8)	$(14.8)	$710.7

January 26, 2019 (Q4-19)	$748.6	$(5.9)	$(20.4)	$722.3	14.3%	13.7%
January 27, 2018 (Q2-18)	$655.1	$—	$(19.8)	$635.3

October 27, 2018 (Q3-19)	$848.2	$(8.8)	$(3.9)	$835.6	12.2%	12.9%
October 28, 2017 (Q1-18)	$756.2	$—	$(15.9)	$740.3

July 28, 2018 (Q2-19)	$799.5	$(9.1)	$(3.8)	$786.6	2.5%	0.8%
July 29, 2017 (Q4-17)	$780.2	$—	$—	$780.2

April 28, 2018 (Q1-19)	$731.4	$(15.4)	$(14.8)	$701.1	(7.0)%	(10.0)%
April 29, 2017 (Q3-17)	$786.3	$(7.1)	$—	$779.2

January 27, 2018 (Q2-18)	$655.1	$(8.4)	$(19.6)	$627.1	(6.6)%	(10.6)%
January 28, 2017 (Q2-17)	$701.1	$—	$—	$701.1

October 28, 2017 (Q1-18)	$756.2	$(8.6)	$(15.5)	$732.1	(5.4)%	(8.4)%
October 29, 2016 (Q1-17)	$799.2	$—	$—	$799.2

Note: Amounts above may not add due to rounding.

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

Annual Non-GAAP Organic Contract Revenues
Unaudited
(Dollars in millions)

	Contract Revenues - GAAP	Revenues from acquired businesses[1]	Revenues from storm restoration services	Additional week as a result of our 52/53 week fiscal year[2]	Non-GAAP - Organic Revenues	Growth (Decline)%
Four Quarters Ended						GAAP %	Non-GAAP - Organic %
January 26, 2019 (FY2019)	$3,127.7	$(69.9)	$(42.9)	$—	$3,014.9	5.0%	3.6%
January 27, 2018[3]	$2,977.9	$(32.3)	$(35.1)	$—	$2,910.5

January 27, 2018[3]	$2,977.9	$(87.3)	$(35.1)	$—	$2,855.5	0.8%	(0.2)%
January 28, 2017[3]	$2,954.2	$(37.3)	$—	$(56.0)	$2,860.9

July 29, 2017 (FY2017)	$3,066.9	$(214.9)	$—	$—	$2,852.0	14.8%	14.1%
July 30, 2016 (FY2016)	$2,672.5	$(119.8)	$—	$(53.5)	$2,499.2

July 30, 2016 (FY2016)	$2,672.5	$(159.0)	$—	$(52.9)	$2,460.7	32.2%	22.7%
July 25, 2015 (FY2015)	$2,022.3	$(17.7)	$—	$—	$2,004.7

July 25, 2015 (FY2015)	$2,022.3	$(40.4)	$—	$—	$1,982.0	11.6%	9.6%
July 26, 2014 (FY2014)	$1,811.6	$(2.8)	$—	$—	$1,808.8

July 26, 2014 (FY2014)	$1,811.6	$(499.3)	$—	$—	$1,312.3	12.6%	4.7%
July 27, 2013 (FY2013)	$1,608.6	$(337.9)	$(16.7)	$—	$1,254.0

Note: Amounts above may not add due to rounding.

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

Non-GAAP Organic Contract Revenues - Certain Customers
Unaudited
(Dollars in millions)

	Contract Revenues - GAAP	Revenues from acquired businesses[1]	Revenues from storm restoration services	Non-GAAP - Organic Revenues	Growth (Decline)%
Quarter Ended					GAAP %	Non-GAAP - Organic %

Verizon
July 27, 2019 (Q2-20)	$205.0	$—	$—	$205.0	39.1%	39.1%
July 28, 2018 (Q2-19)	$147.3	$—	$—	$147.3

AT&T
July 27, 2019 (Q2-20)	$183.3	$—	$—	$183.3	10.9%	13.5%
July 28, 2018 (Q2-19)	$165.2	$—	$(3.8)	$161.5

CenturyLink
July 27, 2019 (Q2-20)	$138.7	$—	$—	$138.7	29.0%	29.0%
July 28, 2018 (Q2-19)	$107.6	$—	$—	$107.6

Windstream
July 27, 2019 (Q2-20)	$34.7	$—	$—	$34.7	20.7%	20.7%
July 28, 2018 (Q2-19)	$28.8	$—	$—	$28.8

Top 5 Customers[4]
July 27, 2019 (Q2-20)	$694.8	$—	$—	$694.8	12.1%	12.7%
July 28, 2018 (Q2-19)	$620.0	$—	$(3.8)	$616.3

All Other Customers (excluding Top 5 Customers)
July 27, 2019 (Q2-20)	$189.4	$—	$—	$189.4	5.5%	5.5%
July 28, 2018 (Q2-19)	$179.4	$—	$—	$179.4

Note: Amounts above may not add due to rounding.

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

Quarterly Non-GAAP Adjusted EBITDA
Unaudited
(Dollars in millions)

	Q1-18	Q2-18	Q1-19	Q2-19	Q3-19	Q4-19	Q1-20	Q2-20
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	10/28/17	1/27/18	4/28/18	7/28/18	10/27/18	1/26/19	4/27/19	7/27/19
Net income (loss)	$28.8	$40.1	$17.2	$29.9	$27.8	$(12.1)	$14.3	$29.9
Interest expense, net	9.7	9.9	10.2	10.4	11.3	12.4	12.2	12.9
Provision (benefit) for income taxes	15.6	(37.9)	6.5	11.5	10.5	(3.3)	6.2	12.7
Depreciation and amortization	42.7	42.4	43.4	44.8	45.5	45.9	46.3	47.2
Earnings Before Interest, Taxes, Depreciation & Amortization (“EBITDA”)	96.7	54.4	77.2	96.7	95.1	43.0	79.1	102.7
Gain on sale of fixed assets	(6.5)	(0.7)	(8.4)	(4.9)	(3.9)	(2.2)	(6.7)	(4.8)
Stock-based compensation expense	7.4	5.9	4.9	6.0	7.4	1.9	3.5	2.3
Charge for (recovery of) accounts receivable and contract assets	—	—	—	—	—	17.2	(10.3)	—
Charge for warranty costs	—	—	—	—	—	—	8.2	—
Non-GAAP Adjusted EBITDA	$97.6	$59.6	$73.7	$97.8	$98.6	$59.8	$73.6	$100.2

Contract revenues	$756.2	$655.1	$731.4	$799.5	$848.2	$748.6	$833.7	$884.2
Non-GAAP Adjusted EBITDA % of contract revenues	12.9%	9.1%	10.1%	12.2%	11.6%	8.0%	8.8%	11.3%

Note: Amounts above may not add due to rounding.

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

Annual Non-GAAP Adjusted EBITDA
Unaudited
(Dollars in millions)

	FY2014	FY2015	FY2016	FY2017	4 Qtrs.	FY2019
	Ended	Ended	Ended	Ended	Ended	Ended
	7/26/14	7/25/15	7/30/16	7/29/17	1/27/18[3]	1/26/19
Net income	$40.0	$84.3	$128.7	$157.2	$151.3	$62.9
Interest expense, net	26.8	27.0	34.7	37.4	38.7	44.4
Provision for income taxes	26.3	51.3	77.6	93.2	26.6	25.1
Depreciation and amortization	92.8	96.0	124.9	147.9	162.7	179.6
Earnings Before Interest, Taxes, Depreciation & Amortization (“EBITDA”)	185.9	258.7	366.0	435.7	379.3	312.0
Gain on sale of fixed assets	(10.7)	(7.1)	(9.8)	(14.9)	(18.9)	(19.4)
Stock-based compensation expense	12.6	13.9	16.9	20.8	23.1	20.2
Charges for settlement of wage and hour litigation	0.6	—	—	—	—	—
Acquisition related costs	—	—	0.7	—	—	—
Loss on debt extinguishment	—	—	16.3	—	—	—
Charge for accounts receivable and contract assets	—	—	—	—	—	17.2
Non-GAAP Adjusted EBITDA	$188.4	$265.5	$390.0	$441.6	$383.5	$330.0

Contract revenues	$1,811.6	$2,022.3	$2,672.5	$3,066.9	$2,977.9	$3,127.7
Non-GAAP Adjusted EBITDA % of contract revenues	10.4%	13.1%	14.6%	14.4%	12.9%	10.5%

Note: Amounts above may not add due to rounding.

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

Quarterly Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings Per Share
Unaudited
(Dollars and shares in millions, except per share amounts)

	Q1-18	Q2-18	Q1-19	Q2-19	Q3-19	Q4-19	Q1-20	Q2-20
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	10/28/17	1/27/18	4/28/18	7/28/18	10/27/18	1/26/19	4/27/19	7/27/19
Net income (loss)	$28.8	$40.1	$17.2	$29.9	$27.8	$(12.1)	$14.3	$29.9
Adjustments:
Cost of earned revenues, excluding depreciation and amortization[5]	—	—	—	—	—	—	8.2	—
General and administrative[6,7]	—	—	—	—	—	15.3	(10.3)	—
Interest expense, net[8]	4.5	4.6	4.7	4.8	4.8	4.9	4.9	5.0
Income before income taxes	4.5	4.6	4.7	4.8	4.8	20.2	2.8	5.0
Provision for income taxes[9]	1.7	40.9	1.3	1.3	1.3	4.9	0.1	(0.3)
Total adjustments, net of tax	2.8	(36.3)	3.4	3.4	3.5	15.3	2.7	4.7

Non-GAAP Adjusted Net Income	$31.6	$3.8	$20.6	$33.3	$31.3	$3.2	$16.9	$34.6

Diluted earnings per common share	$0.9	$1.24	$0.53	$0.94	$0.87	$(0.38)	$0.45	$0.94
Total adjustments, net of tax and dilutive share effect of Notes[10]	0.09	(1.12)	0.12	0.11	0.11	0.49	0.08	0.15
Non-GAAP Adjusted Diluted Earnings per Common Share	$0.99	$0.12	$0.65	$1.05	$0.98	$0.10	$0.53	$1.09

Shares used in computing diluted earnings per common share	31.9	32.2	32.4	32.0	31.8	31.4	31.8	31.8
Adjustment to Shares used in computing diluted earnings per common share[10,11]	—	(0.4)	(0.6)	(0.1)	—	0.4	—	—
Shares used in computing Non-GAAP Adjusted Diluted Earnings per Common Share	31.9	31.8	31.8	31.8	31.8	31.8	31.8	31.8

Note: Amounts above may not add due to rounding.

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

Annual Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings Per Share
Unaudited
(Dollars and shares in millions, except per share amounts)

	FY2014	FY2015	FY2016	FY2017	4 Qtrs.	FY2019
	Ended	Ended	Ended	Ended	Ended	Ended
	7/26/14	7/25/15	7/30/16	7/29/17	1/27/18[3]	1/26/19
Net income	$40.0	$84.3	$128.7	$157.2	$151.3	$62.9
Adjustments:
Cost of earned revenues, excluding depreciation and amortization[12]	0.6	—	—	—	—	—
General and administrative[6,13]	—	—	0.7	—	—	15.3
Interest expense, net[8]	—	—	14.7	17.6	18.1	19.1
Loss on debt extinguishment[14]	—	—	16.3	—	—	—
Income before income taxes	0.6	—	31.6	17.6	18.1	34.4
Provision for income taxes[9]	0.2	—	12.0	6.6	46.0	8.8
Total adjustments, net of tax	0.4	—	19.6	11.0	(27.9)	25.6

Non-GAAP Adjusted Net Income	$40.3	$84.3	$148.4	$168.3	$123.5	$88.5

Diluted earnings per common share	$1.15	$2.41	$3.89	$4.92	$4.74	$1.97
Total adjustments, net of tax and dilutive share effect of Notes[10]	0.01	—	0.59	0.35	(0.86)	0.82
Non-GAAP Adjusted Diluted Earnings per Common Share	$1.16	$2.41	$4.48	$5.26	$3.88	$2.78

Shares used in computing diluted earnings per common share	34.8	35.0	33.1	32.0	31.9	32.0
Adjustment to Shares used in computing diluted earnings per common share[10]	—	—	—	—	(0.1)	(0.2)
Shares used in computing Non-GAAP Adjusted Diluted Earnings per Common Share	34.8	35.0	33.1	32.0	31.8	31.8

Note: Amounts above may not add due to rounding.

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

Outlook - Non-GAAP Adjusted Diluted Earnings Per Share
Unaudited

Quarter Ending
October 26, 2019
GAAP Diluted earnings per common share	$0.48 - $0.68

Adjustment:
Addback of after-tax non-cash amortization of debt discount on Notes[15]	0.12

Non-GAAP Adjusted Diluted Earnings per Common Share	$0.60 - $0.80

Shares used in computing Non-GAAP Adjusted Diluted Earnings per Common Share (in millions)	31.8

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

Calculation of Cumulative Cash Flows Fiscal 2009 through Fiscal 2019
Unaudited
(Dollars in millions)

	Net Cash Provided by Operating Activities	Capital Expenditures, net of Proceeds from Assets Sales	Cash Paid for Acquisitions, net of Cash Acquired	Repurchases of Common Stock	Borrowings and Other Financing Activities[16]	Other Investing Activities[17]	Total Amount Provided by Other Financing and Investing Activities
Fiscal 2019	$124.4	$(142.0)	$(20.9)	$—	$80.9	$1.6	$82.5
Six months ended January 27, 2018	160.5	(76.0)	—	(16.9)	(21.5)	(0.7)	(22.2)
Fiscal 2017	256.4	(185.2)	(24.2)	(62.9)	20.4	0.3	20.7
Fiscal 2016	261.5	(175.5)	(157.2)	(170.0)	254.1	(0.5)	253.6
Fiscal 2015	141.9	(93.6)	(31.9)	(87.1)	75.9	(4.5)	71.4
Fiscal 2014	84.2	(73.7)	(17.1)	(10.0)	19.0	(0.3)	18.7
Fiscal 2013	106.7	(58.8)	(330.3)	(15.2)	263.5	0.1	263.6
Fiscal 2012	65.1	(52.8)	—	(13.0)	7.6	0.9	8.5
Fiscal 2011	43.9	(49.2)	(36.5)	(64.5)	47.5	0.2	47.7
Fiscal 2010	54.1	(46.6)	—	(4.5)	(4.4)	—	(4.4)
Fiscal 2009	126.6	(25.3)	—	(2.9)	(15.7)	(0.1)	(15.8)
Cumulative	$1,425.4	$(978.8)	$(618.1)	$(447.0)	$727.4	$(3.0)	$724.3

Cash at January 26, 2019		$128.3
Cash at July 26, 2008		22.1
Net Increase in Cash		$106.3

Note: Amounts above may not add due to rounding.

Notes to Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

1) Amounts represent contract revenues from acquired businesses that were not owned for the full period in both the current and comparable prior periods, including any contract revenues from storm restoration services for these acquired businesses.
2) The quarter ended July 30, 2016 contained 14 weeks as a result of our 52/53 week fiscal year as compared to 13 weeks in all other quarterly periods presented. The Non-GAAP adjustment is calculated independently for each comparative period as (i) contract revenues less, (ii) contract revenues from acquired businesses in each applicable period, (iii) divided by 14 weeks.
3) Due to the change in the Company’s fiscal year end, the Company’s fiscal 2018 six month transition period consisted of Q1 2018 and Q2 2018. Amounts provided for the 4 Quarters Ended January 27, 2018 represent the aggregate of Q3 2017, Q4 2017, Q1 2018 and Q2 2018, and amounts provided for the 4 Quarters Ended January 28, 2017 represent the aggregate of Q3 2016, Q4 2016, Q1 2017, and Q2 2017, for comparative purposes to other twelve month periods presented.
4) Top 5 Customers included Verizon, AT&T, CenturyLink, Comcast and Windstream for the quarter ended July 27, 2019, compared to Comcast, AT&T, Verizon, CenturyLink and Charter for the quarter ended July 28, 2018.
5) During the quarter ended April 27, 2019, the Company recorded an $8.2 million pre-tax charge for estimated warranty costs for work performed for a customer in prior periods.
6) During the quarter ended January 26, 2019, the Company recognized a pre-tax non-cash charge for accounts receivable and contract assets of $17.2 million related to balances owed from a customer. In February 2019, this customer filed a voluntary petition for reorganization. Partially offsetting this charge, the Company’s stock-based compensation expense was reduced by approximately $1.9 million for the quarter ended January 26, 2019 as a result of the pre-tax non-cash charge for accounts receivable and contract assets. Excluding this reduction, Non-GAAP Stock-Based Compensation Expense was $3.8 million for the quarter ended January 26, 2019.
7) During the quarter ended April 27, 2019, the Company recognized $10.3 million of pre-tax income from the recovery of previously reserved accounts receivable and contract assets for a customer that filed a voluntary petition for reorganization during February 2019, as referenced in footnote 6 above.
8) Non-GAAP Adjusted Interest expense, net excludes the non-cash amortization of the debt discount associated with the Notes.
9) Non-GAAP Adjusted Provision for income taxes excludes the tax related impact of all pre-tax adjustments as well as the tax effects of the vesting and exercise of share-based awards. Additionally, during the quarter ended January 27, 2018, the Company recognized an income tax benefit of approximately $32.2 million resulting from Tax Reform, primarily due to the re-measurement of the Company’s net deferred tax liabilities at a lower U.S. federal corporate income tax rate. During the quarter ended July 27, 2019, the Company recognized an income tax expense of $1.1 million on a previous tax year filing.
10) The Company has a hedge in effect to offset the economic dilution of additional shares that would be issued in connection with the conversion of the Notes up to an average quarterly share price of $130.43. Non-GAAP Adjusted Diluted Shares excludes the GAAP dilutive share effect of the Notes. See the Company’s Form 8-K previously filed with the Securities and Exchange Commission on September 28, 2015 for further information regarding the Notes and note hedge.
11) For the quarter ended January 26, 2019, GAAP diluted shares excludes 418,695 common stock equivalents related to share-based awards as their effect would be anti-dilutive. Non-GAAP Adjusted Diluted Shares includes the dilutive effect of these additional shares.
12) During the fourth quarter of fiscal 2014, the Company recognized approximately a $0.6 million charge for wage and hour class action litigation settlements.
13) The Company incurred costs of approximately $0.7 million in connection with an acquisition during the fourth quarter of fiscal 2016.
14) The Company incurred a pre-tax charge of approximately $16.3 million for early extinguishment of debt in connection with the redemption of its senior subordinated notes during the first quarter of fiscal 2016.
15) The Company expects to recognize approximately $5.1 million in pre-tax interest expense during the quarter ending October 26, 2019 for the non-cash amortization of the debt discount associated with the Notes.
16) Other financing activities represents net cash provided by (used in) financing activities less repurchases of common stock.
17) Other investing activities represents net cash provided by (used in) investing activities less capital expenditure, net of proceeds from asset sales and less cash paid for acquisitions, net of cash acquired.